LIGHTHOUSE CONTRARIAN FUND
                                  ANNUAL REPORT







                                 August 31, 1998

                           LIGHTHOUSE CONTRARIAN FUND

September 30, 1998


Dear Shareholder,

Performance
The Lighthouse Contrarian Fund began on September 29, 1995, with an NAV of $12.00 and closed on August 31, 1998 at $10.85. A capital gains distribution of $0.61 was paid on December 15, 1997, bringing the total capital gain distribution since inception to $0.94. The annualized total return from inception through August 31, 1998 was -1.34%. The average annual total return for the 12 month period ended September 30, 1998 and from inception through September 30, 1998, was -26.77% and 1.60%, respectively.

Economic Booms - Real or Artificial?
"Never confuse an economic miracle with a liquidity bubble", advises James Stack, editor of InvestTech Research. How can investors tell the difference?

True economic miracles require a general embracing of capitalism: unregulated markets, free trade, limited government, and sound money (backed by gold). The United States and England chose this path during the 19th century resulting in the greatest improvement in living standards the world has seen. Unfortunately, the 20th century has reversed this trend as the world's economies (including the U.S.) moved towards a model of heavy government intervention: high taxes, regulations, social and corporate welfare, trade subsidies and protections, and fiat currencies.

Temporary economic booms (liquidity bubbles), on the other hand, are characterized by 1) a general lack of free market reforms (despite rhetoric to the contrary) and 2) a dependence on monetary "stimulus" to grow the economy. Stimulus is provided through the central bank and banking system in the form of artificially low interest rates and easily available credit.

Liquidity-fueled booms are destructive in nature. Any number of sins are committed during the good times: over-leverage, excessive risk taking, public speculation, over-investment, abundant foreign investment, and conspicuous consumption. The general mood of investors, bankers, businessmen, politicians, and consumers becomes one of optimism and complacency. If the party goes on long enough, sentiment turns into euphoria, arrogance, and hubris. Lessons of previous downturns are forgotten. Rationalizations abound for why past business cycle rules no longer apply.

The inevitable bust is the constructive phase of the business cycle as the market removes the excesses of the previous boom. Credit contracts and tightens, overcapacity is shuttered, overextended businesses go bankrupt, and reckless lenders fail. Any attempt by government to stimulate the economy or mitigate the losses of investors and bankers only delays this cleansing process and prolongs the crisis. Anti-capitalist measures, such as raising taxes and erecting trade barriers (as the U.S. tried during the 1930s) lead to disaster.

Late 1980s Japanese Miracle
During the late 1980s, most people in this country were in awe of Japan, Inc. It was widely believed that American technology would not be able to compete with the Japanese model in which bureaucrats directed the economy and targeted U.S. industries for extinction.

At the time, we took the contrary position that Japan was a massive speculative bubble fueled by easy credit. Our May, 1990 report to clients documented the excesses:

                           LIGHTHOUSE CONTRARIAN FUND

"The first three months of this new decade marked the beginning of the end of one of the greatest speculative manias in history: Japan. At the height of lunacy, the Japanese stock market accounted for 60% of the global stock market even though Japan's economic output was less than 15% of the world. Japanese real estate nearly doubled the value of real estate in the U.S., even though
Japan is about the size of Montana. Speculative excesses reached historic proportions: million dollar golf club memberships, 100-year mortgages, record prices paid for impressionist art, and an insatiable appetite for gold, diamonds, BMWs, and other luxuries."

When the bubble burst in the early 1990s, Japan made several mistakes. The worst was propping up their banking system with lower interest rates. This allowed banks to continue making bad loans, fuel the Southeast Asian bubble of the mid-1990s, and funnel money into the U.S. government bond market (helping fuel our bubble). In addition, Japan's politicians failed to cut government spending and last year actually raised taxes. Today, stock prices are hitting 12-year lows, the economy is depressed, and the banking system is in shambles.

Late 1990s U.S. Economic Boom - New Economy or Speculative Bubble?
The business expansion in this country is an unprecedented eight years old. We continue to feel this is a liquidity bubble for two reasons. First, the U.S. has avoided free market reforms. In fact, government spending, taxation, and regulations are all higher than when the expansion started. Two "free trade"
agreements, NAFTA and GATT were signed, but these only added mountains of red tape to international trade. Second, this boom has been fueled by easy credit: credit card borrowing, home equity lending, margin buying, hedge fund leveraging, and foreigners buying our government debt.

A global credit crunch started a year ago and a U.S. stock market correction is now two months old and counting. How much more damage must be done to weed out the excesses of the 1990s boom? We believe there is much more pain to come because 1) the excesses of the past boom were so great and 2) a pattern of government bailouts encouraged excessive risk taking.

Magnitude of Excesses
An examination of the excesses of the late 1990s boom, as illustrated by excerpts from past shareholder letters, reveals the magnitude of the problem:

"Individual investors are speculating (knowingly) in hot new issues and (unknowingly) through mutual funds. High-tech IPOs are commanding absurd valuations, with some creating overnight paper billionaires. Individuals are pouring money into aggressive growth funds run by young guns who have never witnessed a correction." - March 31, 1996

"A recent trip to the local Barnes & Noble revealed [an] upbeat investment climate. Doom-and-gloom is out and do-it-yourself wealth is in." - September 30, 1997

"Mergers and acquisitions are soaring. For example, commercial banks are in a feeding frenzy to buy investment banks, paying an unprecedented five to seven times book value." - September 30, 1997

"Booms hide a multitude of sins and banks have committed their share this cycle." - March 31, 1998

"In hindsight, it appears the "Asian Miracle" was artificially supported by years of easy credit, loan guarantees, government subsidies and protections." - March 31, 1998

"The Internet frenzy is the epitome of speculative excess in this market. Although Yahoo! is widely touted as the next great media company, the stock's valuation assumes this is a foregone conclusion. Yahoo!'s $9.1 billion market capitalization exceeds The New York Times at $5.9 billion, The Washington Post at $5.4 billion, and Dow Jones & Co. at $4.9 billion. It even rivals the $24.2 billion price tag on CBS." - August 4, 1998

                           LIGHTHOUSE CONTRARIAN FUND


"Asset bubbles are usually fueled by easy credit and this one is no exception. Banks have been aggressive lenders at the end of this business expansion, which has finally attracted the attention of the Federal Reserve. The next recession will no doubt expose plenty of bad loans that were made during these good times." - August 4, 1998

"Do we, in fact, live in a new era in which the business cycle has been repealed, mega-mergers actually work, investment gurus maintain elevated status, inflation is dead, ever-rising capital gains tax revenues produce budget surpluses, and every global mishap is quickly cleaned up by a government bailout? Do valuations no longer matter because there is always another baby boomer to buy stock at higher prices? We continue to offer a dissenting voice."
- August 4, 1998

Excessive Risk Taking - Moral Hazard
One of the hallmarks of the global expansion of the 1990s has been the use of government bailouts to limit the losses of investors and bankers. This has created a moral hazard in which excessive risk taking has been enabled (and encouraged) by government actions:

1990 - Several savings & loans failed due to reckless real estate lending, encouraged by a system of deposit insurance. Under the protection of government guarantees, depositors had poured money into the highest yielding jumbo CDs. These, of course, were offered by the S&Ls taking the greatest risks. In effect, they were given a free ticket to gamble with depositors' money: heads they won, tails the taxpayer lost.

1991 - A mild recession hit the banking sector especially hard. The Federal Reserve aggressively lowered interest rates in order to bail out the banks. It worked, but not enough banks were allowed to fail.

Early 1990s - Japan's stock market bubble, caused in large part by easy credit, burst. Banks were a mess, but not allowed to fail. The Bank of Japan tried to shore up the banking system and stimulate the economy by slashing interest rates. Instead, through the banks, money poured into Southeast Asia and the U.S. government bond market.

1994 - The Latin America emerging markets bubble burst. Spearheaded by Treasury Secretary Robert Rubin, the U.S. bailed out Mexico. Relieved, speculators moved on to other emerging markets in Southeast Asia and Russia.

1995-96 - Southeast Asian markets boomed as foreign investment poured in. Easy credit added fuel to the fire as the money supply in many of these countries grew in excess of 20%.

1996-97 - The Russian stock market was the strongest in the world two years running. Foreign investors, enticed by the opportunity to get in on the ground floor of the next capitalist revolution, overlooked a general lack of real free market reforms.

1997 - The Southeast Asian bubble burst taking several currencies with it. Japan's economy was in the worst shape since World War II and bankruptcies reached records. The U.S., seen as a safe haven, remained unscathed. The IMF poured billions into Malaysia, Indonesia, and Korea, making matters worse.

1998 - Russia imploded, effectively defaulting on its government debt. Several hedge funds were hit especially hard, forcing them to liquidate other holdings. European banks, led by Germany, had the greatest exposure. In Germany, over half of the loans to Russia were backed by government guarantees.

1998 - After leveraging well over $100 billion in investments on $4 billion in equity, hedge fund Long-Term Capital was not able to meet margin requirements without wholesale liquidation, which was feared could put further pressure on world financial markets. The New York Federal Reserve orchestrated a $3.65 billion bailout by 14 of its largest creditors; among them Merrill Lynch, PaineWebber, Goldman Sachs, Travelers, and Union Bank of Switzerland.

                           LIGHTHOUSE CONTRARIAN FUND

What is the Solution? The solution is simple but painful: enact true free market reforms and allow the market to remove the excesses of the past liquidity boom. Banks and businesses must be allowed to fail, and government intervention must be kept to a minimum. Unfortunately, politicians, businessmen, and economists will call for lower interest rates (i.e. easier credit) and more IMF bailouts - even though these caused the mess in the first place. This will only make matters worse, deepen the crisis, and prolong the agony.

Predictably, Federal Reserve Chairman, Alan Greenspan, recently lowered the Fed funds rate by 1/4%. In the short run, this will only serve to give bankers and investors a false sense of security. In the long run, it will slow down the process of weeding out excesses, especially in the banking system.

Investment Strategy
We continue to feel we are in the early stages of a credit contraction that will deflate the speculative bubble in our stock market. The contrarian philosophy excels at major turning points and the Lighthouse Contrarian Fund is well positioned to take advantage of this significant turn of events.

Our strategy includes maintaining short positions in commercial and investment banks that extended the credit to fuel this boom, such as Citicorp, BankAmerica, and Merrill Lynch. In addition, large multinational companies that benefited from an over-stimulated global economy are vulnerable. Coca Cola is a good example, getting 75% of its profits overseas. We are also short technology companies that have benefited from a period of over-investment. These include high-tech darlings Dell Computer, Intel and Microsoft whose sky-high valuations fail to reflect any slowdown in capital spending.

Gold continues to offer an excellent hedge against weakening currencies (including the U.S. dollar), a deteriorating financial system, and political uncertainties. It is no coincidence that gold recently hit an 18-year low while confidence in our central bank is at an all-time high. We expect their positions to reverse. The tobacco industry is another way to play the fall of the political establishment. Any discrediting of the current government will take political pressure off this industry. Value-oriented retailers should also do relatively well in a more cost-conscious consumer environment.

Thank you for your patience and support.


/s/

Kevin P. Duffy
Portfolio Manager

                           LIGHTHOUSE CONTRARIAN FUND
                        Value of $10,000 vs. the S&P 500

Average Annual Total Return
Period Ended August 31, 1998
1 Year..................... -28.46%
Since Inception (9/29/95)..  -1.34%

Date      Fund     S&P

9/29/95  10,000   10,000
12/31/95 10,068   10,599
3/31/96  10,822   11,170
6/30/96  11,392   11,663
9/30/96  11,300   12,029
12/31/96 12,970   13,035
3/31/97  12,210   13,381
6/30/97  12,841   15,712
9/30/97  14,324   16,891
12/31/97 13,813   17,382
3/31/98  13,830   19,805
6/30/98  12,678   20,447
8/31/98  9,613    17,313


Past performance is not predictive of future performance.

     The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The index is unmanaged and returns include reinvested dividends.

                           LIGHTHOUSE CONTRARIAN FUND


SCHEDULE OF INVESTMENTS at August 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 62.6%                                                              Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Capital Goods:  0.6%
      10,000         3D Systems Corp.*.......................................................             $ 58,750
      12,000         Huntco, Inc., Class A...................................................               82,500
                                                                                                            ------
                                                                                                           141,250
                                                                                                           -------
                     Consumer Goods - Apparel: 6.5%
       8,000         Jones Apparel Group, Inc.*..............................................              155,000
      36,000         Norton McNaughton, Inc.*................................................              163,125
      13,000         Oshkosh B'Gosh, Inc., Class A...........................................              474,500
      45,000         Quiksilver, Inc.*.......................................................              618,750
                                                                                                           -------
                                                                                                         1,411,375
                                                                                                         ---------
                     Consumer Goods - Consumer Products: 2.2%
      16,000         Fossil, Inc.*...........................................................              264,000
       6,000         Helen of Troy Ltd.*.....................................................              104,250
      10,700         Polk Audio, Inc.*.......................................................              117,700
                                                                                                           -------
                                                                                                           485,950
                                                                                                           -------
                     Consumer Goods - Food Producers: 0.2%
      20,000         The UniMark Group, Inc.*................................................               47,500
                                                                                                            ------

                     Consumer Goods - Restaurants: 0.3%
       8,000         Lone Star Steakhouse and Saloon, Inc.*..................................               68,000
                                                                                                            ------

                     Consumer Goods - Retail, Apparel: 1.4%
      15,000         Paul Harris Stores, Inc.*...............................................               97,500
      10,000         Talbots, Inc............................................................              210,625
                                                                                                           -------
                                                                                                           308,125
                                                                                                           -------
                     Consumer Goods - Retail, Mail Order: 3.4%
      36,000         Lands' End, Inc.*.......................................................              738,000
                                                                                                           -------

                     Consumer Goods - Retail, Specialty: 6.9%
      18,000         Claire's Stores, Inc....................................................              270,000
      60,000         The Good Guys, Inc.*....................................................              420,000
      71,000         REX Stores Corp.*.......................................................              727,750
       5,000         Toys "R" Us, Inc.*......................................................               92,813
                                                                                                            ------
                                                                                                         1,510,563
                                                                                                         ---------
See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

SCHEDULE OF INVESTMENTS at August 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Consumer Goods - Tobacco: 1.4%
       2,400         Philip Morris Companies, Inc............................................             $ 99,750
       9,000         RJR Nabisco Holdings Corp...............................................              195,188
                                                                                                           -------
                                                                                                           294,938
                                                                                                           -------
                     Energy - Oil Drilling: 0.5%
       4,500         Transocean Offshore, Inc................................................              110,531
                                                                                                           -------

                     Energy - Oil, Secondary: 13.6%
      14,000         Anadarko Petroleum Corp.................................................              402,500
      21,000         Barrett Resources Corp.*................................................              426,563
      40,000         Basin Exploration, Inc.*................................................              365,000
      13,000         Benton Oil and Gas Company*.............................................               64,187
      25,000         Key Production Company, Inc.*...........................................              150,000
      34,000         Nuevo Energy Company*...................................................              554,625
      23,400         Ocean Energy, Inc.*.....................................................              207,675
      28,000         Plains Resources, Inc.*.................................................              430,500
      20,000         Pogo Producing Company..................................................              238,750
      14,000         Vintage Petroleum, Inc..................................................              109,375
                                                                                                           -------
                                                                                                         2,949,175
                                                                                                         ---------
                     Energy - Oilfield Services: 0.7%
       8,100         Baker Hughes, Inc.......................................................              147,825
                                                                                                           -------

                     Energy - Seismic: 0.7%
      27,000         Mitcham Industries, Inc.*...............................................              145,125
                                                                                                           -------

                     Health Care - Biotechnology: 0.6%
      60,000         Xoma Corp.*.............................................................              123,750
                                                                                                           -------

                     Health Care - Pharmaceuticals: 3.5
      50,000         ICN Pharmaceuticals, Inc................................................              768,750
                                                                                                           -------

                     Precious Metals - Gold Mining: 8.2%
      75,000         Agnico Eagle Mines, Ltd.................................................              206,250
      48,000         Barrick Gold Corp.......................................................              624,000
      37,000         Crown Resources Corp.*..................................................              101,750
See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

SCHEDULE OF INVESTMENTS at August 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Precious Metals - Gold Mining, continued
       7,500         Getchell Gold Corp.*....................................................             $ 67,500
      57,000         Newmont Mining Corp.....................................................              780,188
                                                                                                           -------
                                                                                                         1,779,688
                                                                                                         ---------
                     Technology - Communications: 0.2%
      13,000         Vtel Corp.*.............................................................               44,687
                                                                                                            ------

                     Technology - Computers: 1.0%
       5,400         Sun Microsystems, Inc.*.................................................              213,975
                                                                                                           -------

                     Technology - Semiconductors: 2.0%
       3,000         QLogic Corp.*...........................................................              142,125
      17,000         SDL, Inc.*..............................................................              289,000
                                                                                                           -------
                                                                                                           431,125
                                                                                                           -------
                     Technology - Software: 7.0%
      50,000         Informix Corp.*.........................................................              175,000
      75,000         Progress Software Corp.*................................................            1,354,687
                                                                                                         ---------
                                                                                                         1,529,687
                                                                                                         ---------
                     Transportation - Truck: 1.7%
      31,800         American Freightways Corp.*.............................................              238,377
       4,000         CNF Transportation, Inc.................................................              125,000
                                                                                                           -------
                                                                                                           363,377
                                                                                                           -------

                     Total Common Stocks (cost $17,391,480)..................................           13,613,396
                                                                                                        ----------

                     CLOSED-END FUNDS - INTERNATIONAL: 1.4%
------------------------------------------------------------------------------------------------------------------------------------
      19,000         Argentina Fund, Inc.....................................................              148,437
      16,000         Chile Fund, Inc.........................................................              153,000
                                                                                                           -------
                     Total Closed-End Funds (cost $604,221)..................................              301,437
                                                                                                           -------

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

SCHEDULE OF INVESTMENTS at August 31, 1998, Continued
-----------------------------------------------------------------------------------------------------------------------------------
 Principal Amount                                                                                      Market Value
                     REPURCHASE AGREEMENT: 7.2%
-----------------------------------------------------------------------------------------------------------------------------------
  $1,563,000         Star Bank Repurchase Agreement, 4.9%, dated 8/31/1998,
                     due 9/1/1998, collateralized by $1,565,000 GNMA 5.5%,
                     due 3/20/2022 (proceeds $1,563,213) (cost $1,563,000)...................          $ 1,563,000
                                                                                                       -----------

                     Total Investment in Securities (cost $19,558,701+): 71.2%...............           15,477,833
                                                                                                        ----------

                     LONG EQUITY OPTIONS: 3.6%
------------------------------------------------------------------------------------------------------------------------------------
     Contracts       Common Stocks / Expiration Date / Exercise Price
------------------------------------------------------------------------------------------------------------------------------------
          40         Banc One Corp. / November 65 Puts*......................................              110,000
          50         BankAmerica Corp. / October 90 Puts*....................................              125,625
          40         Clear Channel Communications, Inc. / January 45 Puts*...................               22,750
         110         Coca-Cola Company / November 85 Puts*...................................              217,250
         110         First Union Corp. / January 60 Puts*....................................              127,875
          70         Intel Corp. / October 80 Puts*..........................................               73,500
          40         NationsBank Corp. / November 80 Puts*...................................               95,000
                                                                                                            ------

                     Total Long Equity Options (cost $391,196)...............................              772,000
                                                                                                           -------

                     LONG INDEX OPTIONS: 8.1%
------------------------------------------------------------------------------------------------------------------------------------
     Contracts       Index / Expiration Date / Exercise Price
------------------------------------------------------------------------------------------------------------------------------------
           5         NASDAQ 100 Index / September 1380 Puts*.................................              112,187
           9         Russell 2000 Index / December 430 Puts*.................................               78,863
          60         S&P 500 Index / December 1150 Puts*.....................................            1,120,500
         160         S&P 500 Index LEAP / December 1999 105 Puts*............................              240,000
          20         Semiconductor Index / September 300 Puts*...............................              215,000
                                                                                                           -------

                     Total Long Index Options (cost $681,691)................................            1,766,550
                                                                                                         ---------

                     Total Put Options Purchased (cost $1,072,887): 11.7%....................            2,538,550
                     Other Assets less Liabilities: 17.1%....................................            3,726,808
                                                                                                         ---------
                     Total Net Assets: 100.0% ...............................................          $21,743,191
                                                                                                       -----------
See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

SCHEDULE OF INVESTMENTS at August 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------

                     SECURITIES SOLD SHORT at August 31, 1998: (27.8%)
------------------------------------------------------------------------------------------------------------------------------------
       Shares        Common Stocks                                                                     Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Financial - Banks: (8.3%)
       9,000         Banc One Corp...........................................................            $ 342,000
       7,800         Citicorp................................................................              843,375
       5,000         NationsBank Corp........................................................              285,000
      14,000         Silicon Valley Bancshares*..............................................              342,125
                                                                                                           -------
                                                                                                         1,812,500
                                                                                                         ---------
                     Financial - Brokerage Firms: (2.4%)
       8,000         Merrill Lynch and Company, Inc..........................................              528,000
                                                                                                           -------

                     Services - Media: (1.0%)
       5,000         Clear Channel Communications, Inc.*.....................................              225,000
                                                                                                           -------

                     Technology - Computers: (3.3%)
      15,000         Gateway, Inc.*..........................................................              709,688
                                                                                                           -------

                     Technology - Internet: (5.1%)
      16,000         Yahoo!, Inc.*...........................................................            1,104,000
                                                                                                         ---------

                     Technology - Semiconductors: (1.7%)
      16,500         Micron Technology, Inc.*................................................              375,375
                                                                                                           -------

                     Technology - Semiconductor Equipment: (2.0%)
      17,500         Applied Materials, Inc.*................................................              429,844
                                                                                                           -------

                     Technology - Software: (4.0%)
       9,000         Microsoft Corp.*........................................................              863,437
                                                                                                           -------


                     Total Common Stocks Sold Short (proceeds $4,855,638)....................          $ 6,047,844
                                                                                                       ===========

*Non-income producing security.


See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND


SCHEDULE OF INVESTMENTS at August 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
 +At August 31, 1998,  the cost of the  securities  for Federal tax purposes was the same as the basis  for  financial  reporting.  Unrealized  appreciation  and depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................          $ 3,650,050
                     Gross unrealized depreciation...........................................           (7,457,461)
                                                                                                        ----------
                           Net unrealized depreciation.......................................         $ (3,807,411)
                                                                                                      ============

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF ASSETS AND LIABILITIES at August 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost $19,558,701).................................          $15,477,833
      Put options purchased (cost $1,072,887)................................................            2,538,550
      Cash...................................................................................                  412
      Deposits with brokers for securities sold short........................................            9,177,949
      Receivables:
            Investment securities sold.......................................................              555,172
            Dividends and interest ..........................................................               41,031
      Deferred organization costs............................................................               13,924
      Prepaid expenses.......................................................................               35,093
                                                                                                            ------
                  Total assets ..............................................................           27,839,964
                                                                                                        ----------

LIABILITIES
      Securities sold short, at value (proceeds $4,855,638)..................................            6,047,844
      Payables:
            Advisory fees....................................................................               12,490
            Administration fee...............................................................                3,265
            Distribution fees................................................................               10,470
            Fund shares redeemed.............................................................                1,703
      Accrued audit fees.....................................................................               15,064
      Accrued expenses ......................................................................                5,937
                                                                                                             -----
                  Total liabilities..........................................................            6,096,773
                                                                                                         ---------


NET ASSETS  .................................................................................          $21,743,191
                                                                                                       ===========

Net asset value, offering price and redemption price per share
      ($21,743,191/2,003,127 shares outstanding;
      unlimited number of shares authorized without par value) ..............................               $10.85
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................          $27,533,030
      Accumulated net investment loss........................................................              (39,508)
      Accumulated net realized loss on investments...........................................           (1,942,920)
      Net unrealized depreciation on investments.............................................           (3,807,411)
                                                                                                        ----------
                  Net assets ................................................................          $21,743,191
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF OPERATIONS - For the Year Ended August 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Interest.........................................................................            $ 570,751
            Dividends........................................................................              139,224
                                                                                                           -------
                  Total income...............................................................              709,975
                                                                                                           -------

      Expenses
            Advisory fees....................................................................              398,634
            Distribution fees................................................................               79,726
            Administration fee ..............................................................               63,781
            Registration fees................................................................               29,958
            Fund accounting fees.............................................................               23,457
            Legal fees.......................................................................               16,933
            Transfer agent fees..............................................................               14,070
            Audit fee........................................................................               13,429
            Custody fees.....................................................................               12,328
            Trustee fees.....................................................................                6,927
            Reports to shareholders..........................................................                6,675
            Amortization of deferred organization costs......................................                6,672
            Miscellaneous....................................................................                4,401
            Insurance........................................................................                2,287
                                                                                                             -----
                  Total expenses.............................................................              679,278
                  Less: expenses reimbursed..................................................              (41,466)
                  Add: dividends paid on short sales ........................................               48,250
                                                                                                           -------
                  Net expenses...............................................................              686,062
                                                                                                           -------
                        Net investment income ...............................................               23,913
                                                                                                            ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
            Net realized gain from security transactions.....................................            2,686,781
            Net realized loss from short sale transactions...................................           (2,992,648)
            Net realized loss on put options purchased.......................................           (1,378,054)
            Net change in unrealized appreciation on investments.............................           (7,371,821)
                                                                                                        ----------
                  Net realized and unrealized loss on investments............................           (9,055,742)
                                                                                                        ----------
                        Net decrease in net assets resulting from operations ................         $ (9,031,829)
                                                                                                      ============

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year                Year
                                                                                      Ended               Ended
                                                                                 August 31, 1998     August 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment income.....................................................         $ 23,913           $ 25,237
   Net realized gain from security transactions..............................        2,686,781          1,422,317
   Net realized (loss) gain from short sale transactions.....................       (2,992,648)           669,699
   Net realized loss on put options purchased................................       (1,378,054)          (952,617)
   Net change in unrealized  appreciation on investments.....................       (7,371,821)         2,609,095
                                                                                    ----------          ---------
      Net (decrease) increase in net assets resulting from operations .......       (9,031,829)         3,773,731
                                                                                    ----------          ---------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from security transactions..............................       (1,274,545)          (315,958)
                                                                                    ----------           --------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change in outstanding shares (a)      1,585,523         13,041,844
                                                                                     ---------         ----------
      Total (decrease) increase in net assets ...............................       (8,720,851)        16,499,617

NET ASSETS
   Beginning of  year........................................................       30,464,042         13,964,425
                                                                                    ----------         ----------
End of year .................................................................      $21,743,191        $30,464,042
                                                                                   ===========        ===========

(a) A summary of capital shares transactions is as follows:

                                                                  Year                           Year
                                                                  Ended                          Ended
                                                             August 31, 1998                August 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                         Shares            Value         Shares          Value
------------------------------------------------------------------------------------------------------------------------------------
Shares sold .........................................     505,849      $ 7,844,256      1,173,527     $17,013,634
Shares issued in reinvestment of distribution........      81,339        1,271,330         20,938         311,143
Shares redeemed......................................    (516,994)      (7,530,063)      (290,812)     (4,282,933)
                                                         --------       ----------       --------      ----------
Net increase.........................................      70,194      $ 1,585,523        903,653     $13,041,844
                                                           ======      ===========        =======     ===========


See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year             Year       September 29, 1995*
                                                                     Ended            Ended            through
                                                                August 31, 1998  August 31, 1997   August 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.......................         $15.76           $13.57            $12.00
                                                                    ------           ------            ------
Income from investment operations:
      Net investment income (loss).........................           0.01             0.05             (0.09)
      Net realized and unrealized (loss) gain on investments         (4.31)            2.41              1.72
                                                                     -----             ----              ----
Total from investment operations...........................          (4.30)            2.46              1.63
                                                                     -----             ----              ----
Less distributions:
      From net capital gains...............................          (0.61)           (0.27)            (0.06)
                                                                     -----            -----             -----
Net asset value, end of period.............................         $10.85           $15.76            $13.57
                                                                    ======           ======            ======

Total return...............................................         (28.46)%          18.22%            13.67%

Ratios/supplemental data:

Net assets, end of period (millions).......................         $ 21.7           $ 30.5            $ 14.0

Ratio of expenses to average net assets:
      Before expense reimbursement**.........................         2.13%            2.24%             2.95%+
      After expense reimbursement**........................           2.00%            2.00%             2.00%+

Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement.........................          (0.06)%          (0.13)%           (2.14)%+
      After expense reimbursement**........................           0.08%            0.11%            (1.19)%+

Portfolio turnover rate....................................          44.09%           21.94%            20.56%


*Commencement of operations.

+Annualized.

**Excludes 0.15%. 0.06%, and 0.00% respectively, from dividends paid on securities sold short that are not expenses subject to expense reimbursement.

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

NOTES TO FINANCIAL STATEMENTS at August 31, 1998
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Lighthouse Contrarian Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities. Prior to November 12, 1997, the Fund was known as the Lighthouse Growth Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned and proceeds from securities sold short on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Deferred Organization Costs. All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years.

      E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - SECURITIES SOLD SHORT

      Securities sold short represent obligations of the Fund to make a future delivery of a specific security and, correspondingly, create an obligation to purchase the security at prevailing market prices (or deliver the security, if owned by the Fund) at the later delivery date. As a result, these short sales create the risk that the Fund's ultimate obligation to satisfy the delivery requirements may exceed the amount recorded in the accompanying statement of assets and liabilities.

                           LIGHTHOUSE CONTRARIAN FUND

      The amount deposited with brokers for securities sold short is essentially restricted to the extent that it serves as deposits for securities sold short. It is the Fund's policy to continuously monitor the credit standing of the brokers with whom it conducts business.

NOTE 4 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the year ended August 31, 1998, Lighthouse Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the year ended August 31, 1998, the Fund incurred $398,634 in Advisory fees.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total operating expenses to not more than 2.00% of average net assets annually. Effective August 31, 1998, the Advisor agreed to amend the expense reimbursement agreement to limit the period within which the Advisor may recoup the above amount from the Fund to no later than August 31, 2001, and subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. In addition, the possible recoupment period of any expense reimbursements in each year subsequent to 1998 will be limited to three years from the year of the reimbursement, and subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. For the year ended August 31, 1998, the Advisor reimbursed the Fund in the amount of $41,466. As of August 31, 1998, the cumulative expense reimbursement from the Advisor to the Fund is $160,380.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million       $30,000
      $15 to $50 million      0.20% of average  daily net assets
      $50 to $100 million     0.15% of average  daily net assets
      $100 to $150  million   0.10% of average  daily net assets
      Over $150 million       0.05% of average daily net assets.

      For the year ended August 31, 1998, the Fund incurred $63,781 in Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 5 - DISTRIBUTION PLAN

      The Fund has adopted a Distribution Plan (the "Plan"), in accordance with Rule 12b-1, under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average

                           LIGHTHOUSE CONTRARIAN FUND
daily net assets of the Fund. The Plan allows that approved excess distribution costs can be resubmitted by the Distribution Coordinator in the future years, up to a maximum of three subsequent fiscal years following initial submission. No such excess costs were incurred during the current period ended. The Fund paid $79,726 in distribution costs to the Advisor as the appointed Distribution Coordinator for the year ended August 31, 1998.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $15,986,897 and $15,797,685, respectively.

      Purchased options transactions during the year ended August 31, 1998 are summarized as follows:

                                                                                              Put Options Purchased
                     Options outstanding, beginning of year..................................     $ 841,598
                     Options purchased.......................................................     4,836,683
                     Options closed..........................................................    (3,159,400)
                     Options exercised.......................................................      (565,864)
                     Options expired.........................................................      (880,130)
                                                                                                   --------
                     Options outstanding at August 31, 1998..................................     1,072,887
                     Unrealized appreciation at August 31, 1998..............................     1,465,663
                                                                                                  ---------
                     Market value of options at August 31, 1998..............................   $ 2,538,550
                                                                                                ===========

                     Average fair market value of options for the year ended August 31, 1998.   $ 1,361,824
                                                                                                ===========

                     Net trading losses on options for the  year ended August 31, 1998.......   $(1,378,054)
                                                                                                ===========

REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

To the Shareholders of
         Lighthouse Contrarian Fund and
the Board of Trustees of
         Professionally Managed Portfolios

     We have audited the accompanying statement of assets and liabilities of Lighthouse Contrarian Fund (the Fund), (one of the portfolios constituting Professionally Managed Portfolios), including the schedule of investments, as of August 31, 1998, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 29, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lighthouse Contrarian Fund as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 29, 1995 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP


Los Angeles, California
September 30, 1998

                                     Advisor
                       LIGHTHOUSE CAPITAL MANAGEMENT, INC.
                         10000 Memorial Drive, Suite 660
                              Houston, Texas 77024
                                 (713) 688-6881
                        Account Inquiries (800) 282-2340

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                                 STAR BANK, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                     Transfer and Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    Auditors
                                ERNST & YOUNG LLP
                             515 South Flower Street
                          Los Angeles, California 90071

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

  This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

  Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.